Exhibit 10.3

TRT LeaseCo, LLC
4.07% Senior Secured Note, Due May 15, 2034
No. R-                                                 March 12, 2015
$182,666,908.56
TRT LeaseCo, LLC, a limited liability company organized under the laws of the State of Delaware (the “Company”), for value received, hereby promises to pay to or to the order of Wells Fargo Bank Northwest, N.A., as trustee or registered assigns, the principal amount of One Hundred Eighty-Two Million Six Hundred Sixty-Six Thousand Nine Hundred Eight and 56/100 Dollars ($182,666,908.56) together with interest from the date hereof until maturity at the rate of 4.07% per annum (computed on the basis of a 360-day year of 12 consecutive 30-day months) in installments as provided in the amortization schedule attached hereto as Annex I. The Company further promises to pay interest at the rate of 6.07% per annum (i) on each overdue installment of principal, premium, if any, and (to the extent legally enforceable) upon each overdue installment of interest in each case from and after the due date of each such installment, whether by acceleration or otherwise, until paid and (ii) during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount. Payments of principal, premium, if any, and interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts by check mailed and addressed to the holder hereof at the address set forth on page 1 of the Note Purchase Agreement described below, or, at the option of the holder hereof, in such manner and at such other place in the United States of America as the holder hereof shall have designated to the Company in writing.
This Note is issued under and pursuant to the terms and provisions of the Note Purchase Agreement dated as of March 12, 2015 (the “Note Purchase Agreement”) entered into by the Company with Wells Fargo Bank Northwest, N.A., as trustee (the “Purchaser”) and secured by (i) the Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing Statement dated as of March 12, 2015 (the “Deed of Trust”) from the Company for the benefit of the Purchaser in respect of the Granted Property described therein and the Lease dated June 1, 2014 between the Company, as landlord, and BNSF Railway Company, a corporation organized under the laws of the State of Delaware, as tenant, (ii) the Assignment of Leases and Rents dated as of March 12, 2015 from the Company to the Purchaser. This Note and the holder hereof are entitled to all the benefits provided for by the Note Purchase Agreement, the Assignment of Leases and Rents and the Deed of Trust, to which Note Purchase Agreement, the Assignment of Leases and Rents and Deed of Trust reference is hereby made for the statement thereof, including a description of the Granted Property (as defined in the Deed of Trust), the nature and extent of the security and the rights of the holder of the Note and of the Company in respect thereof. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Deed of Trust. This Note shall be governed by and construed in accordance with the laws of the State of New York. This Note is subject to the usury savings clause set forth in Addendum A to the Deed of Trust. This Note may be defeased prior to its expressed maturity date pursuant to the terms and conditions set forth in the Defeasance Rider attached hereto as Annex II.
This Note may be declared due prior to its expressed maturity date, voluntary prepayments may be made thereon by the Company and certain prepayments are required to be made thereon, all in the events, on the terms and in the manner and amounts as provided in the Deed of Trust.

TRT LeaseCO, LLC, a Delaware
limited liability company

By:
Name: Leo S. Schwartz
Title: Vice President

Exhibit 10.3

ANNEX I

AMORTIZATION SCHEDULE

See attached.

Exhibit 10.3

Senior Note

Settlement Date:	3/12/2015	Final Maturity:	5/15/2034
Monthly Coupon:	4.07%	Term (months):	230

Payment Date	Rent	Trustee Fee	Payment	Principal	Interest	O/S Principal Balance
						$182,666,908.56
3/15/2015			$61,954.53		$61,954.53	$182,666,908.56
4/15/2015	$777,280.00	$500.00	$776,780.00	$157,234.74	$619,545.26	$182,509,673.82
5/15/2015	$777,280.00	$500.00	$776,780.00	$157,768.02	$619,011.98	$182,351,905.80
6/15/2015	$794,768.80	$500.00	$794,268.80	$175,791.92	$618,476.88	$182,176,113.88
7/15/2015	$794,768.80	$500.00	$794,268.80	$176,388.15	$617,880.65	$181,999,725.73
8/15/2015	$794,768.80	$500.00	$794,268.80	$176,986.40	$617,282.40	$181,822,739.33
9/15/2015	$794,768.80	$500.00	$794,268.80	$177,586.68	$616,682.12	$181,645,152.65
10/15/2015	$794,768.80	$500.00	$794,268.80	$178,188.99	$616,079.81	$181,466,963.66
11/15/2015	$794,768.80	$500.00	$794,268.80	$178,793.35	$615,475.45	$181,288,170.31
12/15/2015	$794,768.80	$500.00	$794,268.80	$179,399.76	$614,869.04	$181,108,770.55
1/15/2016	$794,768.80	$500.00	$794,268.80	$180,008.22	$614,260.58	$180,928,762.33
2/15/2016	$794,768.80	$500.00	$794,268.80	$180,618.75	$613,650.05	$180,748,143.58
3/15/2016	$794,768.80	$500.00	$794,268.80	$181,231.35	$613,037.45	$180,566,912.23
4/15/2016	$794,768.80	$500.00	$794,268.80	$181,846.02	$612,422.78	$180,385,066.21
5/15/2016	$794,768.80	$500.00	$794,268.80	$182,462.78	$611,806.02	$180,202,603.43
6/15/2016	$812,651.10	$500.00	$812,151.10	$200,963.94	$611,187.16	$180,001,639.49
7/15/2016	$812,651.10	$500.00	$812,151.10	$201,645.54	$610,505.56	$179,799,993.95
8/15/2016	$812,651.10	$500.00	$812,151.10	$202,329.45	$609,821.65	$179,597,664.50
9/15/2016	$812,651.10	$500.00	$812,151.10	$203,015.69	$609,135.41	$179,394,648.81
10/15/2016	$812,651.10	$500.00	$812,151.10	$203,704.25	$608,446.85	$179,190,944.56
11/15/2016	$812,651.10	$500.00	$812,151.10	$204,395.15	$607,755.95	$178,986,549.41
12/15/2016	$812,651.10	$500.00	$812,151.10	$205,088.39	$607,062.71	$178,781,461.02
1/15/2017	$812,651.10	$500.00	$812,151.10	$205,783.98	$606,367.12	$178,575,677.04
2/15/2017	$812,651.10	$500.00	$812,151.10	$206,481.93	$605,669.17	$178,369,195.11
3/15/2017	$812,651.10	$500.00	$812,151.10	$207,182.25	$604,968.85	$178,162,012.86
4/15/2017	$812,651.10	$500.00	$812,151.10	$207,884.94	$604,266.16	$177,954,127.92
5/15/2017	$812,651.10	$500.00	$812,151.10	$208,590.02	$603,561.08	$177,745,537.90
6/15/2017	$830,935.75	$500.00	$830,435.75	$227,582.13	$602,853.62	$177,517,955.77
7/15/2017	$830,935.75	$500.00	$830,435.75	$228,354.02	$602,081.73	$177,289,601.75
8/15/2017	$830,935.75	$500.00	$830,435.75	$229,128.52	$601,307.23	$177,060,473.23
9/15/2017	$830,935.75	$500.00	$830,435.75	$229,905.64	$600,530.11	$176,830,567.59
10/15/2017	$830,935.75	$500.00	$830,435.75	$230,685.41	$599,750.34	$176,599,882.18
11/15/2017	$830,935.75	$500.00	$830,435.75	$231,467.82	$598,967.93	$176,368,414.36
12/15/2017	$830,935.75	$500.00	$830,435.75	$232,252.88	$598,182.87	$176,136,161.48
1/15/2018	$830,935.75	$500.00	$830,435.75	$233,040.60	$597,395.15	$175,903,120.88

Exhibit 10.3

Payment Date	Rent	Trustee Fee	Payment	Principal	Interest	O/S Principal Balance
2/15/2018	$830,935.75	$500.00	$830,435.75	$233,831.00	$596,604.75	$175,669,289.88
3/15/2018	$830,935.75	$500.00	$830,435.75	$234,624.08	$595,811.67	$175,434,665.80
4/15/2018	$830,935.75	$500.00	$830,435.75	$235,419.84	$595,015.91	$175,199,245.96
5/15/2018	$830,935.75	$500.00	$830,435.75	$236,218.31	$594,217.44	$174,963,027.65
6/15/2018	$849,631.80	$500.00	$849,131.80	$255,715.53	$593,416.27	$174,707,312.12
7/15/2018	$849,631.80	$500.00	$849,131.80	$256,582.83	$592,548.97	$174,450,729.29
8/15/2018	$849,631.80	$500.00	$849,131.80	$257,453.08	$591,678.72	$174,193,276.21
9/15/2018	$849,631.80	$500.00	$849,131.80	$258,326.27	$590,805.53	$173,934,949.94
10/15/2018	$849,631.80	$500.00	$849,131.80	$259,202.43	$589,929.37	$173,675,747.51
11/15/2018	$849,631.80	$500.00	$849,131.80	$260,081.56	$589,050.24	$173,415,665.95
12/15/2018	$849,631.80	$500.00	$849,131.80	$260,963.67	$588,168.13	$173,154,702.28
1/15/2019	$849,631.80	$500.00	$849,131.80	$261,848.77	$587,283.03	$172,892,853.51
2/15/2019	$849,631.80	$500.00	$849,131.80	$262,736.87	$586,394.93	$172,630,116.64
3/15/2019	$849,631.80	$500.00	$849,131.80	$263,627.99	$585,503.81	$172,366,488.65
4/15/2019	$849,631.80	$500.00	$849,131.80	$264,522.13	$584,609.67	$172,101,966.52
5/15/2019	$849,631.80	$500.00	$849,131.80	$265,419.30	$583,712.50	$171,836,547.22
6/15/2019	$868,748.52	$500.00	$868,248.52	$285,436.23	$582,812.29	$171,551,110.99
7/15/2019	$868,748.52	$500.00	$868,248.52	$286,404.34	$581,844.18	$171,264,706.65
8/15/2019	$868,748.52	$500.00	$868,248.52	$287,375.72	$580,872.80	$170,977,330.93
9/15/2019	$868,748.52	$500.00	$868,248.52	$288,350.41	$579,898.11	$170,688,980.52
10/15/2019	$868,748.52	$500.00	$868,248.52	$289,328.39	$578,920.13	$170,399,652.13
11/15/2019	$868,748.52	$500.00	$868,248.52	$290,309.70	$577,938.82	$170,109,342.43
12/15/2019	$868,748.52	$500.00	$868,248.52	$291,294.33	$576,954.19	$169,818,048.10
1/15/2020	$868,748.52	$500.00	$868,248.52	$292,282.31	$575,966.21	$169,525,765.79
2/15/2020	$868,748.52	$500.00	$868,248.52	$293,273.63	$574,974.89	$169,232,492.16
3/15/2020	$868,748.52	$500.00	$868,248.52	$294,268.32	$573,980.20	$168,938,223.84
4/15/2020	$868,748.52	$500.00	$868,248.52	$295,266.38	$572,982.14	$168,642,957.46
5/15/2020	$868,148.52	$500.00	$868,248.52	$296,267.82	$571,980.70	$168,346,689.64
6/15/2020	$888,295.36	$500.00	$887,795.36	$316,819.50	$570,975.86	$168,029,870.14
7/15/2020	$888,295.36	$500.00	$887,795.36	$317,894.05	$569,901.31	$167,711,976.09
8/15/2020	$888,295.36	$500.00	$887,795.36	$318,972.24	$568,823.12	$167,393,003.85
9/15/2020	$888,295.36	$500.00	$887,795.36	$320,054.09	$567,741.27	$167,072,949.76
9/15/2021	$908,282.01	$500.00	$907,782.01	$353,516.76	$554,265.25	$163,066,214.17

Exhibit 10.3

Payment Date	Rent	Trustee Fee	Payment	Principal	Interest	O/S Principal Balance
10/15/2021	$908,282.01	$500.00	$907,782.01	$354,715.77	$553,066.24	$162,711,498.40
11/15/2021	$908,282.01	$500.00	$907,782.01	$355,918.84	$551,863.17	$162,355,579.56
12/15/2021	$908,282.01	$500.00	$907,782.01	$357,126.00	$550,656.01	$161,998,453.56
1/15/2022	$908,282.01	$500.00	$907,782.01	$358,337.26	$549,444.75	$161,640,116.30
2/15/2022	$908,282.01	$500.00	$907,782.01	$359,552.62	$548,229.39	$161,280,563.68
3/15/2022	$908,282.01	$500.00	$907,782.01	$360,772.10	$547,009.91	$160,919,791.58
4/15/2022	$908,282.01	$500.00	$907,782.01	$361,995.72	$545,786.29	$160,557,795.86
5/15/2022	$908,282.01	$500.00	$907,782.01	$363,223.49	$544,558.52	$160,194,572.37
6/15/2022	$928,718.36	$500.00	$928,218.36	$384,891.77	$543,326.59	$159,809,680.60
7/15/2022	$928,718.36	$500.00	$928,218.36	$386,197.19	$542,021.17	$159,423,483.41
8/15/2022	$928,718.36	$500.00	$928,218.36	$387,507.05	$540,711.31	$159,035,976.36
9/15/2022	$928,718.36	$500.00	$928,218.36	$388,821.34	$539,397.02	$158,647,155.02
10/15/2022	$928,718.36	$500.00	$928,218.36	$390,140.09	$538,078.27	$158,257,014.93
11/15/2022	$928,718.36	$500.00	$928,218.36	$391,463.32	$536,755.04	$157,865,551.61
12/15/2022	$928,718.36	$500.00	$928,218.36	$392,791.03	$535,427.33	$157,472,760.58
1/15/2023	$928,718.36	$500.00	$928,218.36	$394,123.25	$534,095.11	$157,078,637.33
2/15/2023	$928,718.36	$500.00	$928,218.36	$395,459.98	$532,758.38	$156,683,177.35
3/15/2023	$928,718.36	$500.00	$928,218.36	$396,801.25	$531,417.11	$156,286,376.10
4/15/2023	$928,718.36	$500.00	$928,218.36	$398,147.07	$530,071.29	$155,888,229.03
5/15/2023	$928,718.36	$500.00	$928,218.36	$399,497.45	$528,720.91	$155,488,731.58
6/15/2023	$949,614.52	$500.00	$949,114.52	$421,748.57	$527,365.95	$155,066,983.01
7/15/2023	$949,614.52	$500.00	$949,114.52	$423,179.00	$525,935.52	$154,643,804.01
8/15/2023	$949,614.52	$500.00	$949,114.52	$424,614.28	$524,500.24	$154,219,189.73
9/15/2023	$949,614.52	$500.00	$949,114.52	$426,054.43	$523,060.09	$153,793,135.30
10/15/2023	$949,614.52	$500.00	$949,114.52	$427,499.47	$521,615.05	$153,365,635.83
11/15/2023	$949,614.52	$500.00	$949,114.52	$428,949.41	$520,165.11	$152,936,686.42
12/15/2023	$949,614.52	$500.00	$949,114.52	$430,404.26	$518,710.26	$152,506,282.16
1/15/2024	$949,614.52	$500.00	$949,114.52	$431,864.05	$517,250.47	$152,074,418.11
2/15/2024	$949,614.52	$500.00	$949,114.52	$433,328.79	$515,785.73	$151,641,089.32
3/15/2024	$949,614.52	$500.00	$949,114.52	$434,798.49	$514,316.03	$151,206,290.83
4/15/2024	$949,614.52	$500.00	$949,114.52	$436,273.18	$512,841.34	$150,770,017.65
5/15/2024	$949,614.52	$500.00	$949,114.52	$437,752.88	$511,361.64	$150,332,264.77
6/15/2024	$970,980.85	$500.00	$970,480.85	$460,603.92	$509,876.93	$149,871,660.85
7/15/2024	$970,980.85	$500.00	$970,480.85	$462,166.13	$508,314.72	$149,409,494.72
8/15/2024	$970,980.85	$500.00	$970,480.85	$463,733.65	$506,747.20	$148,945,761.07
9/15/2024	$970,980.85	$500.00	$970,480.85	$465,306.48	$505,174.37	$148,480,454.59
10/15/2024	$970,980.85	$500.00	$970,480.85	$466,884.64	$503,596.21	$148,013,569.95
11/15/2024	$970,980.85	$500.00	$970,480.85	$468,468.16	$502,012.69	$147,545,101.79
12/15/2024	$970,980.85	$500.00	$970,480.85	$470,057.05	$500,423.80	$147,075,044.74
1/15/2025	$970,980.85	$500.00	$970,480.85	$471,651.32	$498,829.53	$146,603,393.42
2/15/2025	$970,980.85	$500.00	$970,480.85	$473,251.01	$497,229.84	$146,130,142.41
3/15/2025	$970,980.85	$500.00	$970,480.85	$474,856.12	$495,624.73	$145,655,286.29
4/15/2025	$970,980.85	$500.00	$970,480.85	$476,466.67	$494,014.18	$145,178,819.62
5/15/2025	$970,980.85	$500.00	$970,480.85	$478,082.69	$492,398.16	$144,700,736.93

Exhibit 10.3

Payment Date	Rent	Trustee Fee	Payment	Principal	Interest	O/S Principal Balance
6/15/2025	$992,827.92	$500.00	$992,327.92	$501,551.25	$490,776.67	$144,199,185.68
7/15/2025	$992,827.92	$500.00	$992,327.92	$503,252.35	$489,075.57	$143,695,933.33
8/15/2025	$992,827.92	$500.00	$992,327.92	$504,959.21	$487,368.71	$143,190,974.12
9/15/2025	$992,827.92	$500.00	$992,327.92	$506,671.87	$485,656.05	$142,684,302.25
10/15/2025	$992,827.92	$500.00	$992,327.92	$508,390.33	$483,937.59	$142,175,911.92
11/15/2025	$992,827.92	$500.00	$992,327.92	$510,114.62	$482,213.30	$141,665,797.30
12/15/2025	$992,827.92	$500.00	$992,327.92	$511,844.76	$480,483.16	$141,153,952.54
1/15/2026	$992,827.92	$500.00	$992,327.92	$513,580.76	$478,747.16	$140,640,371.78
2/15/2026	$992,827.92	$500.00	$992,327.92	$515,322.66	$477,005.26	$140,125,049.12
3/15/2026	$992,827.92	$500.00	$992,327.92	$517,070.46	$475,257.46	$139,607,978.66
4/15/2026	$992,827.92	$500.00	$992,327.92	$518,824.19	$473,503.73	$139,089,154.47
5/15/2026	$992,827.92	$500.00	$992,327.92	$520,583.87	$471,744.05	$138,568,570.60
6/15/2026	$1,015,166.55	$500.00	$1,014,666.55	$544,688.15	$469,978.40	$138,023,882.45
7/15/2026	$1,015,166.55	$500.00	$1,014,666.55	$546,535.55	$468,131.00	$137,477,346.90
8/15/2026	$1,015,166.55	$500.00	$1,014,666.55	$548,389.22	$466,277.33	$136,928,957.68
9/15/2026	$1,015,166.55	$500.00	$1,014,666.55	$550,249.17	$464,417.38	$136,378,708.51
10/15/2026	$1,015,166.55	$500.00	$1,014,666.55	$552,115.43	$462,551.12	$135,826,593.08
11/15/2026	$1,015,166.55	$500.00	$1,014,666.55	$553,988.02	$460,678.53	$135,272,605.06
12/15/2026	$1,015,166.55	$500.00	$1,014,666.55	$555,866.96	$458,799.59	$134,716,738.10
1/15/2027	$1,015,166.55	$500.00	$1,014,666.55	$557,752.28	$456,914.27	$134,158,985.82
2/15/2027	$1,015,166.55	$500.00	$1,014,666.55	$559,643.99	$455,022.56	$133,599,341.83
3/15/2027	$1,015,166.55	$500.00	$1,014,666.55	$561,542.12	$453,124.43	$133,037,799.71
4/15/2027	$1,015,166.55	$500.00	$1,014,666.55	$563,446.68	$451,219.87	$132,474,353.03
5/15/2027	$1,015,166.55	$500.00	$1,014,666.55	$565,357.70	$449,308.85	$131,908,995.33
6/15/2027	$1,038,007.80	$500.00	$1,037,507.80	$590,116.46	$447,391.34	$131,318,878.87
7/15/2027	$1,038,007.80	$500.00	$1,037,507.80	$592,117.94	$445,389.86	$130,726,760.93
8/15/2027	$1,038,007.80	$500.00	$1,037,507.80	$594,126.20	$443,381.60	$130,132,634.73
9/15/2027	$1,038,007.80	$500.00	$1,037,507.80	$596,141.28	$441,366.52	$129,536,493.45
10/15/2027	$1,038,007.80	$500.00	$1,037,507.80	$598,163.19	$439,344.61	$128,938,330.26
11/15/2027	$1,038,007.80	$500.00	$1,037,507.80	$600,191.96	$437,315.84	$128,338,138.30
12/15/2027	$1,038,007.80	$500.00	$1,037,507.80	$602,227.61	$435,280.19	$127,735,910.69
1/15/2028	$1,038,007.80	$500.00	$1,037,507.80	$604,270.17	$433,237.63	$127,131,640.52
2/15/2028	$1,038,007.80	$500.00	$1,037,507.80	$606,319.65	$431,188.15	$126,525,320.87
3/15/2028	$1,038,007.80	$500.00	$1,037,507.80	$608,376.09	$429,131.71	$125,916,944.78
4/15/2028	$1,038,007.80	$500.00	$1,037,507.80	$610,439.50	$427,068.30	$125,306,505.28
5/15/2028	$1,038,007.80	$500.00	$1,037,507.80	$612,509.90	$424,997.90	$124,693,995.38
6/15/2028	$1,061,362.98	$500.00	$1,060,862.98	$637,942.51	$422,920.47	$124,056,052.87
7/15/2028	$1,061,362.98	$500.00	$1,060,862.98	$640,106.20	$420,756.78	$123,415,946.67
8/15/2028	$1,061,362.98	$500.00	$1,060,862.98	$642,277.23	$418,585.75	$122,773,669.44
9/15/2028	$1,061,362.98	$500.00	$1,060,862.98	$644,455.62	$416,407.36	$122,129,213.82
10/15/2028	$1,061,362.98	$500.00	$1,060,862.98	$646,641.40	$414,221.58	$121,482,572.42
11/15/2028	$1,061,362.98	$500.00	$1,060,862.98	$648,834.59	$412,028.39	$120,833,737.83
12/15/2028	$1,061,362.98	$500.00	$1,060,862.98	$651,035.22	$409,827.76	$120,182,702.61
1/15/2029	$1,061,362.98	$500.00	$1,060,862.98	$653,243.31	$407,619.67	$119,529,459.30

Exhibit 10.3

Payment Date	Rent	Trustee Fee	Payment	Principal	Interest	O/S Principal Balance
2/15/2029	$1,061,362.98	$500.00	$1,060,862.98	$655,458.90	$405,404.08	$118,874,000.40
3/15/2029	$1,061,362.98	$500.00	$1,060,862.98	$657,682.00	$403,180.98	$118,216,318.40
4/15/2029	$1,061,362.98	$500.00	$1,060,862.98	$659,912.63	$400,950.35	$117,556,405.77
5/15/2029	$1,061,362.98	$500.00	$1,060,862.98	$662,150.84	$398,712.14	$116,894,254.93
6/15/2029	$1,085,243.65	$500.00	$1,084,743.65	$688,277.30	$396,466.35	$116,205,977.63
7/15/2029	$1,085,243.65	$500.00	$1,084,743.65	$690,611.71	$394,131.94	$115,515,365.92
8/15/2029	$1,085,243.65	$500.00	$1,084,743.65	$692,954.03	$391,789.62	$114,822,411.89
9/15/2029	$1,085,243.65	$500.00	$1,084,743.65	$695,304.30	$389,439.35	$114,127,107.59
10/15/2029	$1,085,243.65	$500.00	$1,084,743.65	$697,662.54	$387,081.11	$113,429,445.05
11/15/2029	$1,085,243.65	$500.00	$1,084,743.65	$700,028.78	$384,714.87	$112,729,416.27
12/15/2029	$1,085,243.65	$500.00	$1,084,743.65	$702,403.05	$382,340.60	$112,027,013.22
1/15/2030	$1,085,243.65	$500.00	$1,084,743.65	$704,785.36	$379,958.29	$111,322,227.86
2/15/2030	$1,085,243.65	$500.00	$1,084,743.65	$707,175.76	$377,567.89	$110,615,052.10
3/15/2030	$1,085,243.65	$500.00	$1,084,743.65	$709,574.26	$375,169.39	$109,905,477.84
4/15/2030	$1,085,243.65	$500.00	$1,084,743.65	$711,980.90	$372,762.75	$109,193,496.94
5/15/2030	$1,085,243.65	$500.00	$1,084,743.65	$714,395.71	$370,347.94	$108,479,101.23
6/15/2030	$1,109,661.63	$500.00	$1,109,161.63	$741,236.68	$367,924.95	$107,737,864.55
7/15/2030	$1,109,661.63	$500.00	$1,109,161.63	$743,750.71	$365,410.92	$106,994,113.84
8/15/2030	$1,109,661.63	$500.00	$1,109,161.63	$746,273.26	$362,888.37	$106,247,840.58
9/15/2030	$1,109,661.63	$500.00	$1,109,161.63	$748,804.37	$360,357.26	$105,499,036.21
10/15/2030	$1,109,661.63	$500.00	$1,109,161.63	$751,344.07	$357,817.56	$104,747,692.14
11/15/2030	$1,109,661.63	$500.00	$1,109,161.63	$753,892.37	$355,269.26	$103,993,799.77
12/15/2030	$1,109,661.63	$500.00	$1,109,161.63	$756,449.33	$352,712.30	$103,237,350.44
1/15/2031	$1,109,661.63	$500.00	$1,109,161.63	$759,014.95	$350,146.68	$102,478,335.49
2/15/2031	$1,109,661.63	$500.00	$1,109,161.63	$761,589.28	$347,572.35	$101,716,746.21
3/15/2031	$1,109,661.63	$500.00	$1,109,161.63	$764,172.33	$344,989.30	$100,952,573.88
4/15/2031	$1,109,661.63	$500.00	$1,109,161.63	$766,764.15	$342,397.48	$100,185,809.73
5/15/2031	$1,109,661.63	$500.00	$1,109,161.63	$769,364.76	$339,796.87	$99,416,444.97
6/15/2031	$1,134,629.02	$500.00	$1,134,129.02	$796,941.58	$337,187.44	$98,619,503.39
7/15/2031	$1,134,629.02	$500.00	$1,134,129.02	$799,644.54	$334,484.48	$97,819,858.85
8/15/2031	$1,134,629.02	$500.00	$1,134,129.02	$802,356.67	$331,772.35	$97,017,502.18
9/15/2031	$1,134,629.02	$500.00	$1,134,129.02	$805,077.99	$329,051.03	$96,212,424.19
10/15/2031	$1,134,629.02	$500.00	$1,134,129.02	$807,808.55	$326,320.47	$95,404,615.64
11/15/2031	$1,134,629.02	$500.00	$1,134,129.02	$810,548.37	$323,580.65	$94,594,067.27
12/15/2031	$1,134,629.02	$500.00	$1,134,129.02	$813,297.48	$320,831.54	$93,780,769.79
1/15/2032	$1,134,629.02	$500.00	$1,134,129.02	$816,055.91	$318,073.11	$92,964,713.88
2/15/2032	$1,134,629.02	$500.00	$1,134,129.02	$818,823.70	$315,305.32	$92,145,890.18
3/15/2032	$1,134,629.02	$500.00	$1,134,129.02	$821,600.88	$312,528.14	$91,324,289.30
4/15/2032	$1,134,629.02	$500.00	$1,134,129.02	$824,387.47	$309,741.55	$90,499,901.83
5/15/2032	$1,134,629.02	$500.00	$1,134,129.02	$827,183.52	$306,945.50	$89,672,718.31
6/15/2032	$1,160,158.17	$500.00	$1,159,658.17	$855,518.20	$304,139.97	$88,817,200.11
7/15/2032	$1,160,158.17	$500.00	$1,159,658.17	$858,419.83	$301,238.34	$87,958,780.28
8/15/2032	$1,160,158.17	$500.00	$1,159,658.17	$861,331.31	$298,326.86	$87,097,448.97
9/15/2032	$1,160,158.17	$500.00	$1,159,658.17	$864,252.66	$295,405.51	$86,233,196.31

Exhibit 10.3

Payment Date	Rent	Trustee Fee	Payment	Principal	Interest	O/S Principal Balance
10/15/2032	$1,160,158.17	$500.00	$1,159,658.17	$867,183.91	$292,474.26	$85,366,012.40
11/15/2032	$1,160,158.17	$500.00	$1,159,658.17	$870,125.11	$289,533.06	$84,495,887.29
12/15/2032	$1,160,158.17	$500.00	$1,159,658.17	$873,076.29	$286,581.88	$83,622,811.00
1/15/2033	$1,160,158.17	$500.00	$1,159,658.17	$876,037.47	$283,620.70	$82,746,773.53
2/15/2033	$1,160,158.17	$500.00	$1,159,658.17	$879,008.70	$280,649.47	$81,867,764.83
3/15/2033	$1,160,158.17	$500.00	$1,159,658.17	$881,990.00	$277,668.17	$80,985,774.83
4/15/2033	$1,160,158.17	$500.00	$1,159,658.17	$884,981.42	$274,676.75	$80,100,793.41
5/15/2033	$1,160,158.17	$500.00	$1,159,658.17	$887,982.98	$271,675.19	$79,212,810.43
6/15/2033	$1,186,261.73	$500.00	$1,185,761.73	$917,098.28	$268,663.45	$78,295,712.15
7/15/2033	$1,186,261.73	$500.00	$1,185,761.73	$920,208.77	$265,552.96	$77,375,503.38
8/15/2033	$1,186,261.73	$500.00	$1,185,761.73	$923,329.81	$262,431.92	$76,452,173.57
9/15/2033	$1,186,261.73	$500.00	$1,185,761.73	$926,461.44	$259,300.29	$75,525,712.13
10/15/2033	$1,186,261.73	$500.00	$1,185,761.73	$929,603.69	$256,158.04	$74,596,108.44
11/15/2033	$1,186,261.73	$500.00	$1,185,761.73	$932,756.60	$253,005.13	$73,663,351.84
12/15/2033	$1,186,261.73	$500.00	$1,185,761.73	$935,920.20	$249,841.53	$72,727,431.64
1/15/2034	$1,186,261.73	$500.00	$1,185,761.73	$939,094.52	$246,667.21	$71,788,337.12
2/15/2034	$1,186,261.73	$500.00	$1,185,761.73	$942,279.62	$243,482.11	$70,846,057.50
3/15/2034	$1,186,261.73	$500.00	$1,185,761.73	$945,475.52	$240,286.21	$69,900,581.98
4/15/2034	$1,186,261.73	$500.00	$1,185,761.73	$948,682.26	$237,079.47	$68,951,899.72
5/15/2034	$1,186,261.73	$500.00	$1,185,761.73	$951,899.87	$233,861.86	$67,999,999.85

Annex II

Defeasance Rider
The terms and conditions of this Defeasance Rider are hereby incorporated into the Note. Capitalized terms not otherwise defined herein shall have the meanings as assigned thereto in the Deed of Trust.
This Note may be defeased in whole but not in part at any time prior to the Maturity Date, but only on the tenth day of the month after 30 days’ prior written notice to the holder of the Note (the “Payee”), subject to the following:
(A)    At any time, provided no Event of Default exists under the other Operative Agreements, the Company may obtain the release of the Granted Property from the lien of the Security Instrument upon the satisfaction of the following conditions precedent (such release in accordance with the terms hereof is hereinafter referred to as the “Defeasance”):
(i)    not less than thirty (30) days’ prior written notice to Payee specifying a regularly scheduled monthly payment date (the “Release Date”) on which the Defeasance Deposit (hereinafter defined) is to be made;
(ii)    the payment to Payee of interest accrued and unpaid on the principal balance of this Note to and including the Release Date;
(iii)    the payment to Payee of all other sums, not including scheduled interest or principal payments, then due and owing under the other Operative Agreements the amount of which Payee shall notify the Company of not less than five days prior to the Release Date;
(iv)    the payment to Payee of the Defeasance Deposit; and
(v)    the delivery to Payee of:

Exhibit 10.3

(a)    a security agreement, in form and substance satisfactory to Payee, creating a first priority lien on the Defeasance Deposit and the U.S. Obligations (hereinafter defined) purchased or to be purchased on behalf of the Company with the Defeasance Deposit in accordance with this provision of this paragraph (the “Security Agreement”);
(b)    a release of the Granted Property from the lien of the Security Instrument (for execution by Payee or release of any UCC related financing statements or other Operative Agreements (for execution by Payee)) in a form appropriate for the jurisdiction in which the Granted Property is located and such financing statements are filed, which Payee agrees to execute, notarize and deliver upon the Release Date upon the Company’s satisfaction of the requirements of this Defeasance Rider;
(c)    an officer’s certificate of the Company certifying that the requirements set forth in this subparagraph (A) have been satisfied;
(d)    an opinion of counsel for the Company in form satisfactory to Payee stating, among other things, that (1) Payee has a perfected first priority security interest in the Defeasance Deposit and/or the U.S. Obligations purchased by Payee on behalf of the Company with the Defeasance Deposit, (2) the Security Agreement is enforceable against the Company in accordance with its terms and (3) the Defeasance is not a fraudulent conveyance and will not be subject to related bankruptcy risks;
(e)    such other certificates, documents or instruments as Payee may reasonably request; and
(f)    payment to Payee by the Company of all costs and expenses incurred by Payee in connection with the Defeasance hereunder including, but not limited to, reasonable fees of attorney and accountants.
In connection with the conditions set forth in subparagraph (A)(v) above, the Company hereby appoints Payee as its agent and attorney-in-fact for the purpose of using the Defeasance Deposit to purchase U.S. Obligations which provide payments on or prior to, but as close as possible to, all successive scheduled monthly payment dates after the Release Date upon which interest and principal payments are required under this Note (including the amounts due on the Maturity Date) and in amounts equal to the scheduled payments due on such dates and on the Maturity Date under this Note (the “Scheduled Defeasance Payments”). The Company, pursuant to an agreement to be entered into and subject to Payee approval, shall authorize and direct that the payments received from the U.S. Obligations may be made directly to Payee and applied to satisfy the obligations of the Company under this Note.
(B)    Upon compliance with the requirements of this Defeasance Rider, the Granted Property shall be released from the lien of the Security Instrument and all other Operative Agreements, any guarantor or indemnitor for the loan evidenced by the Note shall be released from any liability accruing after the date of compliance with this Defeasance Rider, and the pledged U.S. Obligations shall be the sole source of collateral securing this Note. Any portion of the Defeasance Deposit in excess of the amount necessary to purchase the U.S. Obligations required by subparagraph (A) above and satisfy the Company’s obligations under this paragraph shall be remitted to the Company with the release of the Granted Property from the lien of the Security Instrument. In connection with such release, the Company shall establish, or designate a successor entity (the “Successor Company”), subject to the approval of Payee, and the Company shall transfer and assign all obligations, rights and duties under and to this Note together with the pledged U.S. Obligations to such Successor Company. The obligation of the Company, subject to the approval of Payee, to establish or designate a Successor Company shall be automatically deemed to be assumed by a transferee in the event of any Transfer (as defined in the Security Instrument) of this Note and the other Operative Agreements and the Company shall be relieved of its obligations thereunder and under the other Operative Agreements. The Company shall pay $1,000 to any such Successor Company as consideration for assuming the obligations under this Note and the Security Agreement. Notwithstanding anything in the other Operative Agreements to the contrary, no other assumption fee shall be payable upon a transfer of this Note in accordance with this paragraph.
(C)    For purposes of this Defeasance Rider, the following terms shall have the following meanings:

Exhibit 10.3

(i)    the term “Defeasance Deposit” shall mean an amount which Payee shall determine (in reliance upon a verification report delivered by a nationally recognized independent certified public accountant or firm of nationally recognized certified public accountants) is sufficient to pay the Scheduled Defeasance Payments, any costs and expenses (including the reasonable fee and expenses of such accountant or firm of accountants) incurred or to be incurred in the purchase of U.S. Obligations necessary to meet the Scheduled Defeasance Payments and any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of this Note or otherwise required to accomplish the agreements of this Defeasance Rider, which such taxes Payee shall cause to be paid to the appropriate taxing authority on the Release Date; and
(ii)    the term “U.S. Obligations” shall mean direct non-callable full faith and credit obligations of the United States of America.

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